SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): DECEMBER 6, 2000

                         AEI ENVIRONMENTAL, INC.
         (Exact name of registrant as specified in its charter)

                                COLORADO
             (State or other jurisdiction of incorporation)

          000-24987 05-0499525
(Commission File No.)               (I.R.S. Employer Identification No.)

             105 EAST FIRST STREET, HINSDALE, ILLINOIS 60521
                 (Address of Principal Executive Offices)

                                  60521
                               (Zip Code)

                             (630) 325-7029
          (Registrant's Telephone Number, Including Area Code)

                             NOT APPLICABLE
      (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8. CHANGE IN FISCAL YEAR.


On December 6, 2000, the Board of Directors adapted a resolution to change the Company's fiscal year from July 1 to June 30 to the annual period January 1 to December 31. Since the "transition period" is six months, the Company will file a Form 10-KSB within 90 days after December 31, 2000.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AEI ENVIRONMENTAL, INC.

Date: DECEMBER 20, 2000  By:  /s/ Tom F. Perles
                         TOM F. PERLES
                         Chief Financial Officer